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ANNUITY APPLICATION                                                AMERICAN FOUNDATION LIFE INSURANCE COMPANY
                                                                 P.O. BOX 10648 BIRMINGHAM, ALABAMA 35202-0648

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OWNER   NAME, STREET, CITY, STATE, ZIP CODE
                                                                 / /  Male   Birthdate (MO./DAY/YR.)   /   /

                                                                 / /  Female   Tax ID/Social Security No.    --   --
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JOINT OWNER (IF ANY) NAME, STREET, CITY, STATE, ZIP CODE
                                                                 / /  Male   Birthdate (MO./DAY/YR.)   /   /

                                                                 / /  Female   Tax ID/Social Security No.    --   --
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ANNUITANT (IF OTHER THAN OWNER) NAME, STREET, CITY, STATE, ZIP CODE
                                                                 / /  Male   Birthdate (MO./DAY/YR.)   /   /

                                                                 / /  Female   Tax ID/Social Security No.    --   --
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PRIMARY BENEFICIARY     NAME, RELATIONSHIP & PERCENTAGE              PLAN TYPE - Check Only One (SEE INSTRUCTIONS ON BACK.)
                                                                 / /Non-Qualified      / /1035 Exchange
Tax ID/Social Security No.   --   --                             / /CD Transfer        / /IRA Rollover
--------------------------------------------------------         / /IRA Transfer       / /IRA Direct Rollover
CONTINGENT BENEFICIARY  NAME, RELATIONSHIP & PERCENTAGE          / /                   / /TSA Direct Rollover
                                                                    ----------------

Tax ID/Social Security No.   --   --                             REPLACEMENT: Will this annuity change or replace any
                                                                 existing life insurance or annuity? / / Yes / / No
                                                                 If yes, indicate company name and policy # in Special
                                                                 Remarks section on back.
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TOTAL ANNUITY PREMIUM $
  Guaranteed Period:    -----------------

  3 Yr. $                5 Yr. $                7 Yr. $                 10 Yr. $                  Yr. $
         --------------         --------------          --------------           --------   -----       --------------
                                                                                           (OTHER)
/ / I authorize American Foundation to automatically transfer each Guaranteed Period(s) at renewal to the ____
    Guaranteed Period.  If the Guaranteed Period is not available due to my age, I elect to renew to the longest
    Guaranteed Period available. I may change my election at any time prior to the expiration of any current
    Guaranteed Period.

RATE LOCK:  AVAILABLE FOR 1035 EXCHANGES, DIRECT TRANSFERS AND DIRECT ROLLOVERS. SEE INFORMATION ON BACK.
    / / Yes, please lock-in my rate for 60 days. The estimated amount of my exchange/transfer is $______________.
    / / No, please give me the rate in effect when my money is received at American Foundation.

OTHER AMERICAN FOUNDATION ANNUITIES:
Have you purchased other American Foundation Annuities this calendar year? / / Yes   / / No
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AUTHORIZATION AND ACKNOWLEDGEMENT: I declare to the best of my knowledge that all of the answers herein are complete and true.  I agree this Application shall be part of my Contract and that if this Application is declined, the Company will have no liability except to return the Annuity Premium. I HAVE RECEIVED A COPY OF THE CURRENT PROSPECTUS.
/ / YES   / / NO

Signed At:                                                                                 Date:
          --------------------------------------------------------------------------            -----------------------
                              (CITY, STATE)                                                          (MO./DAY/YR.)
Signature of                                                     Signature of
Owner                                                            Joint Owner
     --------------------------------------------------------                -------------------------------------------

Signature of
Annuitant: (IF OTHER THAN OWNER)                                       Witness:
                                -----------------------------------            -----------------------------------------
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AF-2004NY                                                                                                           7/97
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SPECIAL REMARKS:




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                                                                AGENT REPORT

TO THE BEST OF MY KNOWLEDGE AND BELIEF, THE ANNUITY BEING APPLIED FOR / / DOES / / DOES NOT REPLACE OR CHANGE ANY OTHER
ANNUITY OR INSURANCE.

Agent's                                                          Print
Signature:                                                       Agent Name:
          ----------------------------------------------------              --------------------------------------------

                                                                 American Foundation
Broker/Dealer Name (IF APPLICABLE)                               Agent Number:
                                  ----------------------------                ------------------------------------------

Branch:                                                          Phone No.:
       -------------------------------------------------------             ---------------------------------------------

Client Account No. (IF APPLICABLE)
                                  ----------------------------
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                                                  IMPORTANT INFORMATION REGARDING RATE LOCK

If "yes" is selected, and the money is received within 60 DAYS FROM THE DATE THE APPLICATION IS RECEIVED, you will receive the rate in effect on that date, regardless of whether the rate goes up or down. If the money is received after the 60 day period, you will receive the rate in effect on the date the money is received by American Foundation.
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                                                          EXPLANATION OF PLAN TYPES
NON-QUALIFIED - Money which did not originate in an IRA, TSA, Pension, Profit Sharing, or 401K Plan.
1035 EXCHANGE - The tax free exchange of a non-qualified annuity or life insurance contract for one issued by another insurance company.
CD TRANSFER - The direct transfer of non-qualified proceeds from a maturing certificate of deposit into an annuity.
IRA ROLLOVER - The deposit of qualified funds originating from the distribution of proceeds from an IRA, IRA Rollover,
    TSA, Pension, Profit Sharing, or 401K Plan. The rollover must be made within 60 days after the distribution. If taxes were withheld, out of pocket money may be added to make up the full distribution amount.
IRA TRANSFER - The direct transfer of IRA funds originating from the distribution of assets in an IRA. These distributions/deposits are not reported to the IRS.
DIRECT IRA ROLLOVER - The direct rollover of qualified funds originating from the distributions of assets in a TSA,
    Pension, Profit Sharing, or 401K plan into an IRA Rollover. These distributions/deposits are reported to the IRS.
    This method avoids mandatory withholding taxes.
TSA DIRECT ROLLOVER - The direct rollover or transfer of assets distributed from a 403 (b) plan into another 403 (b)
    program.  These distributions/deposits are reported to the IRS. This method avoids mandatory withholding taxes.

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                                                            SEND APPLICATION TO:

              REGULAR MAIL:                                               OVERNIGHT MAIL:
              American Foundation Life Insurance Company                  American Foundation Life Insurance Company
              Client Services   3-7 IPS                                   Client Services   3-7 IPS
              P.O. Box 10648                                              2801 Highway 280 South
              Birmingham, AL 35202-0648                                   Birmingham, AL 35223

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AF-2004NY                                                                                                           4/97
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